UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Firstfield Road, Suite 200 Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2017, Altimmune, Inc. (the “Company”) closed its previously announced offering of 15,655.714 shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) which are initially convertible into an aggregate of 5,863,564 shares of Common Stock (without regard to any limitation on conversion set forth in the Certificate of Designations (as defined below)) at an initial conversion price of $2.67 per share of Common Stock, and Warrants initially exercisable to purchase an aggregate of 2,345,427 shares of Common Stock (without regard to any limitation on exercise set forth in the Warrants) at an initial exercise price of $2.67 per share of Common Stock, all upon the terms and conditions set forth in the securities purchase agreement, dated August 16, 2017, by and between the Company and the investors party thereto (the “Securities Purchase Agreement”), for an aggregate offering price of $14.7 million (the “Offering”). Each Warrant is immediately exercisable and will expire on August 15, 2022. On August 21, 2017, the Company filed the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company (the “Certificate of Designations”) with respect to the Preferred Stock with the Secretary of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock.

Piper Jaffray & Co. acted as placement agent in connection with the Offering pursuant to the previously announced Placement Agency Agreement, dated August 16, 2017 (the “Placement Agency Agreement”). We received approximately $13.0 in net proceeds from the Offering, after deducting the placement agent fee, an additional fee related to our completed merger paid to the placement agent, and our estimated offering expenses. If a Warrant holder elects to exercise the Warrants issued in the Offering by paying the exercise price in cash, we would also receive proceeds from the exercise of the Warrants. The Offering was conducted pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-217034), which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 30, 2017 and declared effective by the Commission on April 6, 2017.

The terms of the Placement Agency Agreement, the Securities Purchase Agreement, the Certificate of Designations, and the Form of Warrant are discussed in more detail in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 17, 2017, and such description is incorporated by reference herein, and the description of the Placement Agency Agreement, the Securities Purchase Agreement, the Certificate of Designations, and the Form of Warrant included in this Current Report on Form 8-K and incorporated by reference herein does not purport to be complete. The foregoing description is qualified in its entirety by reference to the Placement Agency Agreement, the Securities Purchase Agreement, the Certificate of Designations, and the Form of Warrant, which are filed as Exhibits 1.1, 2.1, 3.1, and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On August 21, 2017, the Company filed the Certificate of Designations with the Secretary of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

In the event of our liquidation, dissolution, or winding up, prior to distribution to holders of securities ranking junior to the Preferred Stock, holders of Preferred Stock will be entitled to receive the amount of cash, securities or other property equal to the then stated value of the Preferred Stock.

The holders of Preferred Stock shall be entitled to receive dividends if and when declared by the Board of Directors of the Company. For so long as any shares of Preferred Stock are outstanding, the Board may not declare and pay any dividends on any securities ranking junior to or pari passu with the Preferred Stock unless the holders of Preferred Stock receive a dividend on a pro rata basis equal to the amount such holders would receive in such dividend if the Preferred Stock were converted to Common Stock immediately prior to such dividend.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2017, the Company filed the Certificate of Designations with the Secretary of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference. The descriptions of the terms of the Preferred Stock set forth in the Certificate of Designations set forth in Item 1.01 above, and in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 17, 2017, is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On August 21, 2017, the Company issued a press release announcing it has closed the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Placement Agency Agreement between Altimmune, Inc. and Piper Jaffray & Co. (incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed on August 17, 2017)

2.1	Securities Purchase Agreement between Altimmune, Inc. and the purchasers named therein (incorporated by reference to the Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 17, 2017) (certain exhibits and schedules have been omitted, and the Company agrees to furnish supplementally to the Commission a copy of any omitted exhibits and schedules upon request)

3.1	Certificate of Designations of the Preferred Stock, filed with the Secretary of State of the State of Delaware on August 21, 2017

4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on August 17, 2017)

5.1	Opinion of Proskauer Rose LLP

23.1	Consent of Proskauer Rose LLP (contained in Exhibit 5.1 above)

99.1	Press Release, dated August 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name:	William Enright
Title:	President and Chief Executive Officer

Dated August 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Placement Agency Agreement between Altimmune, Inc. and Piper Jaffray & Co. (incorporated by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed on August 17, 2017)

2.1	Securities Purchase Agreement between Altimmune, Inc. and the purchasers named therein (incorporated by reference to the Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 17, 2017) (certain exhibits and schedules have been omitted, and the Company agrees to furnish supplementally to the Commission a copy of any omitted exhibits and schedules upon request)

3.1	Certificate of Designations of the Preferred Stock, filed with the Secretary of State of the State of Delaware on August 21, 2017

4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on August 17, 2017)

5.1	Opinion of Proskauer Rose LLP

23.1	Consent of Proskauer Rose LLP (contained in Exhibit 5.1 above)

99.1	Press Release, dated August 21, 2017